Exhibit 10.26

Certain identified information marked with [***] has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT # 4 TO EXCLUSIVE LICENSE AGREEMENT

BETWEEN IONQ, INC. DUKE UNIVERSITY AND UNIVERSITIY OF MARYLAND

This Amendment #4 to the Exclusive License Agreement entered into by and between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”) and IonQ, Inc. (“Licensee”) is effective as of the date of last signature below.

Background: UMD and Licensee executed an Exclusive License Agreement dated effective July 19, 2016 and amended September 22, 2017 and October 4, 2018 (collectively “Exclusive License Agreement”). In connection with the Exclusive License Agreement, DUKE and Licensee executed an Exclusive Option Agreement, effective July 15, 2016, which was amended on December 17, 2020 (“Option Agreement”). Under the terms and conditions of the Option Agreement, DUKE granted Licensee, and Licensee accepted, an exclusive option during the Option Period (as defined in the Option Agreement) to obtain a worldwide exclusive license, with the right to sublicense, under the Exclusive License Agreement to DUKE’s rights in Option IP (the “Option”). DUKE has disclosed certain Option IP to Licensee and Licensee elects to exercise its Option to license such Option IP by executing this Amendment #4 to the Exclusive License Agreement. To that end, DUKE and Licensee hereby agree that the Exclusive License Agreement is amended as follows:

1. The definition of Licensed Inventions in Section 1.09 is modified to add at the end of the definition: “and [***] and the related detailed descriptions.”

2. Appendix A to the Exclusive License Agreement shall be replaced with the attached Appendix A.

3. All other terms and conditions of the Exclusive License Agreement shall apply to the Option Intellectual Property (as that term is defined in the Option Agreement) optioned by Licensee pursuant to the Option Agreement and identified in this Amendment as if such intellectual property had been included in the scope of the Exclusive License Agreement as of its Effective Date.

4. Within 30 days after receiving the invoice, Licensee shall reimburse DUKE [***] for its unreimbursed patent expenses.

5. Except for the amendments set forth herein, all other terms and conditions of the Exclusive License Agreement remain in full force and effect.

ACCEPTED AND AGREED TO

DUKE UNIVERSITY	IONQ, INC.

BY /s/ Robin L. Rasor	BY /s/ Francisco Castro
NAME: Robin L. Rasor, MS	NAME: Francisco Castro, Ph.D.
Title: Executive Director	Title: Chief IP Counsel
Office of Licensing &Ventures

DATE: April 27, 2021	DATE: April 27, 2021

APPENDIX A – Duke Patents and IP

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